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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   April 30, 2001
                                                       ------------------



                          TRANS WORLD AIRLINES, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


              Delaware                                         43-1145889
----------------------------------------------     ------------------------------------
(State of other jurisdiction of incorporation)     (IRS Employer Identification Number)

                                    1-7815
                           ------------------------
                           (Commission File Number)


_________________________________________________________  _____________________
One City Centre, 515 N. Sixth Street, St. Louis, Missouri           63101
         (Address of principal executive offices)                 (Zip Code)


     Registrant's telephone number, including area code:    (314) 589-3000
                                                            --------------
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Item 5.   Other Events.

     As previously reported in its Form 8-K Current Reports, Trans World Airlines, Inc. ("TWA") and 26 of its direct and indirect wholly-owned subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware on January 10, 2001.

     On April 30, 2001, TWA filed its monthly operating report for March 2001 with the U.S. Trustee's office. This report is being filed herewith as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

          See the Index to Exhibits attached hereto.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized to execute this report.

                                        TRANS WORLD AIRLINES, INC.
                                        (Registrant)


Dated: May 17, 2001                     By:  /s/ Michael J. Lichty
                                             ------------------------
                                        President and Chief Executive Officer

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                               Index to Exhibits


Exhibit
Number
------

99.1  Monthly operating report for March 2001